EXHIBIT 10.73

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

NTC/MICRON CONFIDENTIAL

FACILITATION AGREEMENT

This FACILITATION AGREEMENT (the “Agreement”), dated this 26th day of November, 2008, is made and entered into by and between MICRON SEMICONDUCTOR B.V. (hereinafter “MNL”), a private limited liability company organized under the laws of the Netherlands, NANYA TECHNOLOGY CORPORATION Nanya Technology Corporation [Translation from Chinese]  (hereinafter “NTC”), a company incorporated under the laws of the Republic of China, and INOTERA MEMORIES, INC. Inotera Memories Inc. [Translation from Chinese],  (hereinafter “Joint Venture Company”), a company incorporated under the laws of the Republic of China.

RECITALS

A.           Micron and NTC have entered into that certain Joint Venture Agreement, dated of even date herewith (the “JV Agreement”), which sets forth certain agreements regarding the ownership, governance and operation of the Joint Venture Company.

B.           Micron and NTC desire the Joint Venture Company to enter into this Agreement in order to fully effectuate the intent of the parties to the JV Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Joint Venture Agreement.  The Joint Venture Company shall do, cause to be done, or otherwise facilitate any actions that, under the following provisions of the JV Agreement, either (x) the JV Parties have agreed the Joint Venture Company shall do or (y) the JV Parties have agreed (through commercially reasonable efforts, best efforts or otherwise) to cause the Joint Venture Company to do:

(a) Sections 2.1(b) and (c);

(b) Section 2.3 (but with respect to clause (b) of Section 2.3 only compliance with the provisions of the JV Agreement specifically referenced in this Section 1);

(c) Sections 5.1(e), 5.1(f)(iii), 5.3(d) and (e), 5.4(a) – (c) and 5.5;

(d) Sections 7.1(a) (but subject to obtaining the required approval of the Board of Directors), 7.2(a) and (c), 7.3, 7.4 and 7.5;

(e) Sections 8.1 – 8.3;

(f) Article 10 (but with respect to Section 10.4, subject to obtaining the required approvals of the Board of Directors and shareholders of the Joint Venture Company); and

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(g) Sections 11.1, 11.2, 11.4 and 11.5 (but with respect to Section 11.5, subject to obtaining any approvals of the shareholders of the Joint Venture Company required by Applicable Law or the Articles of Incorporation of the Joint Venture Company).

2. Vice-Chairman.  Subject to obtaining the required approvals of the Board of Directors and shareholders of the Joint Venture Company, the Joint Venture Company shall take reasonable steps as soon as practicable to amend the Articles of Incorporation to provide that (a) there shall be a Vice-Chairman of the Board of Directors, (b) unless expressly prohibited by Applicable Law, if the Chairman does not, within one week (or within three (3) days for convening an emergency meeting of the Board of Directors), comply with a director’s request for the Chairman to convene a meeting of the Board of Directors, the Vice-Chairman shall have the right to convene the meeting of the Board of Directors as requested by such director, and (c) emergency meetings of the Board of Directors may be convened from time to time by the Chairman, or (unless expressly prohibited by Applicable Law) the Vice-Chairman pursuant to the immediately preceding clause (b), by not less than two (2) Business Days notice in writing.

3. Purchase of Shares.  Prior to the issuance by the Joint Venture Company of Shares or any other equity-linked securities of the Joint Venture Company, each JV Party shall provide to the Joint Venture Company a true and complete list of the Affiliates of such JV Party as of such date (the “Listed Affiliates”).  Except as required by Applicable Law, the Joint Venture Company shall not issue Shares or any other equity-linked security of the Joint Venture Company, directly or indirectly, to any Listed Affiliate without the prior written consent of both JV Parties.

4. [***]

5. General Provisions.

(a) Defined Terms.  Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the JV Agreement.

(b) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given upon (i) transmitter’s confirmation of a receipt of a facsimile transmission, (ii) confirmation of delivery by a standard overnight or recognized international carrier, or (iii) delivery in person, addressed at the following addresses (or at such other address for a JV Party as shall be specified by like notice):

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if to NTC:

Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attn:  Legal  department
Facsimile: 886-3-396-2226

if to MNL:

Micron Semiconductor B.V.
Naritaweg 165 Telestone 8
1043BW Amsterdam
The Netherlands
Attn:  Managing Director
Facsimile:  020-5722650

with a mandatory copy to Micron:

Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attn: General Counsel
Facsimile: (208) 368-4537

If to the Joint Venture Company:

Inotera Memories, Inc.
Hwa-Ya Technology Park
667, Fuhsing 3rd Road
Kueishan, Taoyuan
Taiwan, R.O.C.
Attn: General Counsel
Facsimile: 886-3-327-2988 Ext. 3385

(c) Waiver.  The failure at any time of a JV Party to require performance by the Joint Venture Company of any responsibility or obligation required by this Agreement shall in no way affect a JV Party’s right to require such performance at any time thereafter, nor shall the waiver by a JV Party of a breach of any provision of this Agreement by the Joint Venture Company constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

(d) Assignment.  [***].

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(e) Amendment.  This Agreement may not be amended or modified without the written consent of the parties hereto.

(f) Third Party Rights.  Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

(g) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the ROC, without giving effect to its conflict of laws principles.

(h) Jurisdiction; Venue.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Taipei District Court, located in Taipei, Taiwan, and each of the parties hereto consents and submits to the exclusive jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

(i) Headings.  The headings of the Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

(j) Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(k) Severability.  Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects.  Should any provision of this Agreement be or become ineffective because of changes in Applicable Law or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby.  If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

(l) Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

NANYA TECHNOLOGY CORPORATION

By:	/s/ Jih Lien
Jih Lien
President

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT
ENTERED INTO BY AND BETWEEN NTC, MNL
AND THE JOINT VENTURE COMPANY

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MICRON SEMICONDUCTOR B.V.

By:	/s/ Thomas L. Laws
Thomas L. Laws
Managing Director A

By:	/s/ Stefan Boermans / Clemens van den Broek
Name: Stefan Boermans / Clemens van den Broek
Title Trust International Management (T.I.M.) B.V.
Managing Director B

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT
ENTERED INTO BY AND BETWEEN NTC, MNL
AND THE JOINT VENTURE COMPANY

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INOTERA MEMORIES, INC.

By:	/s/ Joseph Hsieh
Name: Joseph Hsieh
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE FACILITATION AGREEMENT
ENTERED INTO BY AND BETWEEN NTC, MNL
AND THE JOINT VENTURE COMPANY

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